UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 12, 2006

                                 BLACKROCK, INC.
               (Exact name of registrant as specified in charter)

         DELAWARE                     001-15305                51-0380803
(State or other jurisdiction  (Commission File Number)        IRS Employer
     of incorporation)                                      Identification No.)

               40 East 52nd Street, New York, New York     10022
               (Address of principal executive offices)  (Zip Code)

       Registrant's telephone number, including area code: (212) 810-5300

            (Former name or address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 9.01.  Financial Statements and Exhibits


Exhibit
Number      Description
-------     -----------

10.1 Form of Stock Option Agreement expected to be used in connection with future grants of Stock Options under the BlackRock, Inc. 1999 Stock Award and Incentive Plan

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 BlackRock, Inc.
                                 (Registrant)

Date: July 13, 2006              By: /s/ Daniel R. Waltcher
                                     ------------------------------------
                                     Daniel R. Waltcher
                                     Managing Director, Deputy General Counsel
                                     and Assistant Secretary